EXHIBIT 32.1
G&K SERVICES, INC.
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of G&K Services, Inc. (the “Company”) on Form 10-Q for the period ended March 26, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Douglas A. Milroy, Chairman and Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: April 26, 2016

By:	/s/ Douglas A. Milroy
Douglas A. Milroy, Chairman and Chief Executive Officer
(Principal Executive Officer)